UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 1, 2023
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $0.001 PER SHARE	EGHT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.    Results of Operations and Financial Condition.
On November 1, 2023, the Company issued a press release announcing its financial results for the three months ended September 30, 2023. A copy of this press release is furnished as Exhibit 99.1 to this report and should be read in conjunction with the statements regarding forward-looking statements, which are included in the text of the release.
The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The press release should be read in conjunction with the statements regarding forward-looking statements, which are included in the text of the release.
Item 2.06.    Material Impairments.
On October 30, 2023, in support of the Company's office-home hybrid workforce model, the Company's board of directors authorized the cessation of use of approximately 42% of leased space at the Company’s headquarters at 675 Creekside Way, Campbell, CA. The Company plans to continue to hold this space available for sublease.
The Company intends to cease use of the space on November 1, 2023 and currently estimates it will incur total non-cash lease impairment charges of between $9.0 million to $10.0 million in the quarter ending December 31, 2023. The amounts will be recorded as an impairment of operating lease, right-of-use assets, and may vary in amount and timing due to a variety of factors.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press release dated November 1, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 1, 2023

8x8, Inc.

By:	/s/ KEVIN KRAUS
Kevin Kraus
Chief Financial Officer (Principal Financial Officer)